Sub-Item
Q.1 (a)

EXHIBIT
S


MONEY
MARKET
OBLIGATI
ONS
TRUST
Amendment
No
..
39
to the
Amended &
Re
sta
ted
DECLARA
TI
O
N
OF
TR
US
T

Dated
Oc
tob
er
6,
19
89


THIS
De
cla
rati
on
of
Tr
ust
is
am
en
de
d
as
fol
lo
ws
:

	Str
ike the first
paragraph
of Section 5
of Article
III from the
Declaration
of Trust and
substitute in
its place the
following:

       Se
ction 5.
Establishme
nt and
Designation
of Series or
Class.
Without
limiting the
authority of
the Trustees
set forth in
Article XII,
Section 8,
inter alia, to
establish
and
designate
any
additional
series or
class or to
modify the
rights and
preferences
of any
existing
Series or
Class, the
initial series
and classes
shall be,
and are
established
and
designated
as:

Federated
Alabama
Municipal
Cash Trust
Federated
Automated
Cash
Manageme
nt Trust
Cash II
Shares
Class R
Shares
Service
Shares
Federated
Automated
Governme
nt Cash
Reserves
Service
Shares
Federated
Automated
Governme
nt Money
Trust
Federated
California
Municipal
Cash Trust
Capital
Shares
Cash II
Shares
Cash Series
Shares
Institutional
Shares
Service
Shares
Federated
Capital
Reserves
Fund
Federated
Connecticu
t
Municipal
Cash Trust
Cash Series
Shares
Service
Shares
Federated
Florida
Municipal
Cash Trust
Cash II
Shares
Cash Series
Shares
Institutional
Shares
Federated
Georgia
Municipal
Cash Trust
Federated
Governme
nt
Obligations
Fund
Capital
Shares
Institutional
Shares
Service
Shares
Trust
Shares
Federated
Governme
nt
Obligations
Tax
Managed
Fund
Institutional
Shares
Service
Shares
Federated
Governme
nt Reserves
Fund


Federated
Liberty
U.S.
Governme
nt Money
Market
Trust
Class A
Shares
Class B
Shares
Class C
Shares
Class F
Shares
Federated
Massachus
etts
Municipal
Cash Trust
Cash Series
Shares
Service
Shares
Federated
Master
Trust
Federated
Michigan
Municipal
Cash Trust
Institutional
Shares
Service
Shares
Federated
Minnesota
Municipal
Cash Trust
Cash Series
Shares
Institutional
Shares
Federated
Money
Market
Manageme
nt
Eagle
Shares
Institutiona
l Shares
Federated
Municipal
Obligations
Fund
Capital
Shares
Institutional
Shares
Service
Shares
Federated
Municipal
Trust
Federated
New Jersey
Municipal
Cash Trust
Cash Series
Shares
Institutional
Shares
Service
Shares
Federated
New York
Municipal
Cash Trust
Cash II
Shares
Cash Series
Shares
Institutional
Shares
Service
Shares
Federated
North
Carolina
Municipal
Cash Trust
Federated
Ohio
Municipal
Cash Trust
Cash II
Shares
Institutional
Shares
Service
Shares
Federated
Pennsylvan
ia
Municipal
Cash Trust
Cash Series
Shares
Institutional
Shares
Service
Shares
Federated
Prime
Cash
Obligations
Fund
Capital
Shares
Institutional
Shares
Service
Shares
Federated
Prime
Manageme
nt
Obligations
Fund
Capital
Shares
Institutional
Shares
Service
Shares
Federated
Prime
Obligations
Fund
Capital
Shares
Institutional
Shares
Service
Shares
Trust
Shares


Federated
Prime
Value
Obligations
Fund
Capital
Shares
Institutional
Shares
Service
Shares
Federated
Tax-Free
Obligations
Fund
Institutional
Shares
Service
Shares
Federated
Tax-Free
Trust
Federated
Treasury
Obligations
Fund
Capital
Shares
Institutional
Shares
Service
Shares
Trust
Shares
Federated
Trust for
U.S.
Treasury
Obligations
Federated
U.S.
Treasury
Cash
Reserves
Institutional
Shares
Service
Shares
Federated
Virginia
Municipal
Cash Trust
Cash Series
Shares
Institutional
Shares
Service
Shares
Tax-Free
Money
Market
Fund
Investment
Shares
Service
Shares



	Th
e
undersigned
, President,
hereby
certifies
that the
above-
stated
Amendment
is a true and
correct
Amendment
to the
Declaration
of Trust, as
adopted by
the Board
of Trustees
at a meeting
on the 15th
day of
November,
2012  to
become
effective on
December
21, 2012.

	WI
TN
ES
S
the
du
e
ex
ec
uti
on
her
eof
thi
s
15t
h
da
y
of
No
ve
mb
er,
20
12.


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